EXHIBIT 99

AT THE COMPANY: JASON K. RAZA CEO AND PRESIDENT (978) 686-6468	TOUCHSTONE SOFTWARE CORPORATION 1538 TURNPIKE STREET NORTH ANDOVER, MA 01845 TRADED: OTC BB: TSSW.OB

TOUCHSTONE SOFTWARE CORP. RELEASES REGISTRYWIZARD - An
APPLICATION TO SCAN, REPAIR AND OPTIMIZE THE WINDOWS®
REGISTRY AND IMPROVE OVERALL SYSTEM PERFORMANCE

- RegistryWizard Offers State-of-the-Art Performance Enhancing Registry Cleaning
Service for PC Users -

NORTH ANDOVER, Mass., October 15, 2007 – TouchStone Software Corporation (OTC BB: TSSW), a developer of innovative web applications and utility software, today announced that it has launched its new RegistryWizard Windows® application on the world wide web and can be accessed at www.RegistryWizard.com.

RegistryWizard is the first new application based on TouchStone Software's recently acquired tune up and optimization technology. TouchStone Software's RegistryWizard is designed to keep the Windows® registry optimized allowing a user's system to operate at peak performance at all times. RegistryWizard will safely scan, repair and optimize the Registry in seconds. If a user is experiencing system crashes or just overall poor system performance, chances are the registry needs to be cleaned and repaired. By using RegistryWizard regularly a user’s system will become much more stable resulting in better overall system performance and saving the user from costly hardware upgrades.

“The launch of RegistryWizard is an important milestone for Touchstone as it represents the next big step toward continued revenue growth and enhanced profitability by expanding TouchStone’s growing web based product offerings ,” said Jason Raza, president and CEO of TouchStone Software Corp. “RegistryWizard will enable Touchstone to leverage its existing web traffic across its network of technical content properties resulting in anticipated additional new revenue as well as drive new traffic to the newly launched RegistryWizard.com website”.

Safe Harbor Statement

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in the forward-looking statements as a result of various factors including the ability of the company to successfully commercialize its new technologies as well as risk factors set forth under "Factors Affecting Future Operating Results" in the company’s annual report on Form 10-K and such other risks detailed from time to time in the company’s reports filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Forward-Looking Statements

The foregoing contains forward-looking statements which include those regarding expected operating results for the fourth quarter and remainder of 2007. Actual results could vary perhaps materially and the expected results may not occur. Touchstone Software may not achieve its planned revenue realization rates; succeed in its efforts to grow its business, build upon its technology leadership or capture market share, notwithstanding related commitment or related investment. The company may not benefit from its strategic alliances or partnerships as anticipated, customers may not respond as favorably as anticipated to the company's product or technical support offerings, or the company may not satisfactorily anticipate or meet its customers' needs or expectations. Actual results are also subject to a number of other factors, including macro and other economic conditions both in the U.S. and internationally. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Touchstone Software's filings with the SEC including its annual report on Form 10-K for the year ended December 31, 2006 and its quarterly reports filed on Form 10-Q.

About Touchstone Software Corporation

TouchStone Software Corporation is a leading developer of innovative software designed to help people use complex technologies. The company’s products, which include BIOS Agent, BIOS Wizard and Driver Agent, are distributed worldwide via the Internet. TouchStone’s corporate headquarters are located at 1538 Turnpike Street, North Andover, MA 01845. Additional information on RegistryWizard is available at www.RegistryWizard.com and a one year subscription is $29.95. Additional information on DriverAgent is available at www.DriverAgent.com and a one year subscription is $29.95.  Additional information about TouchStone Software is available at www.touchstonesoftware.com.

NOTE: Touchstone Software, eSupport, Driver Agent and RegistryWizard are registered trademarks or trademarks of Touchstone Software Corporation and/or its affiliates.